NATIONS FUND, INC.
                         NATIONS FUND PORTFOLIOS, INC.

                        NATIONS INTERNATIONAL EQUITY FUND
                          NATIONS EMERGING MARKETS FUND
                           NATIONS PACIFIC GROWTH FUND

                         Supplement dated June 22, 1998
                      to Prospectuses dated August 1, 1997

                The combined prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares for Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund are hereby supplemented by deleting the paragraphs regarding Stephen Watson, Seok Teoh and Philip Ehrmann under the heading "How The Funds Are Managed" and replacing them with the following paragraphs:

                Philip Ehrmann is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in developing countries (since June 1998). Mr. Ehrmann is also Principal Portfolio Manager of Nations Emerging Markets Fund (since 1995) and is Head of the Gartmore Emerging Markets Team. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmannn graduated from the London School of Economics with a degree in Economics, Industry and Trade.

                Seok Teoh is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Asia (since June
        1998). Ms. Teoh is also Principal Portfolio Manager of Nations Pacific Growth Fund (since that Fund's inception in June 1995). She has been associated with Gartmore since 1990 as the London based manager of its Far East Team. Previously, Ms. Teoh managed four equity funds for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is native to Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

                Mark Fawcett is Co-Portfolio Manager of Nations International Equity Fund, responsible for the Fund's investments in Japan (since June
        1998). He is also Senior Investment Manager for the Gartmore Japanese Equities Team. Mr. Fawcett joined Gartmore as an investment manager on the Japanese Equity Team in 1991 and has specific responsibility for large stock research. Before joining Gartmore in Tokyo he worked on the Far East desk of Provident Mutual, a major London-based Life Assurance company, managing funds invested in Japan. Mr. Fawcett graduated from Oxford University in 1986 with an honours degree in Mathematics and Philosophy.
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                Stephen Jones is Co-Portfolio  Manager of Nations  International
        Equity Fund, responsible for the Fund's investments in Europe (since June 1998). He is also the Head of Gartmore European Equities. Mr. Jones joined Gartmore as a senior investment manager in the European Equities Team in 1994 and was appointed Head of the European Equity Team in 1995. He began his career at the Prudential in 1984, spending a year as a business analyst before becoming the personal assistant to the Group Chief Executive. In 1987, he became a European equities investment manager focusing primarily on France, Belgium and Switzerland. Mr. Jones graduated from Manchester University in 1984 with an honours degree in Economics.

                Stephen Watson is Co-Portfolio Manager for Nations International Equity Fund, responsible for allocating the Fund's assets among the various regions in which it invests, as well as determining the Fund's investments in regions not covered by the other Co-Portfolio Managers (since June 1998). Mr. Watson had been the sole Portfolio Manager of the Fund since February 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Chief Investment Officer of Gartmore Global Partners and is a member of Gartmore's Global Policy Group. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Motagu. Mr. Watson is a member of the Securities Institute.